Income tax	11 Months Ended
Dec. 31, 2019
Disclosure Of Income Tax [Abstract]
Income tax
Income tax

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
		(Adjusted*)	(Adjusted*)
	£000	£000	£000
Analysis of credit in the period
Current tax:
Current tax income	3,523	1,286	3,767
Adjustments in respect of prior years	(114)	506	(5)
Total current tax	3,409	1,792	3,762
Total deferred tax	115	704	—
Total tax	3,524	2,496	3,762

* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 16 'Leases'.’

The difference between the total tax shown above and the amount calculated by applying the standard rate of U.K. corporation tax to the loss before tax is as follows:

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
		(Adjusted*)	(Adjusted*)
	£000	£000	£000
(Loss) / profit before tax	(25,556)	4,994	(23,920)
(Loss) / profit multiplied by the standard rate of corporation tax in the United Kingdom (Current tax) 19% (2019: 19%)	(4,856)	949	(4,585)
Adjustment on adoption of IFRS 15	—	(2,481)	2,504
Adjustment on adoption of IFRS 16	(1)	7	(7)
Change in unrecognized tax losses	2,449	820	751
Non-deductible expenses	343	1,797	402
Tax relief for qualifying research and development expenditure	(1,494)	(2,656)	(3,043)
Prior year adjustments	114	(506)	5
Share options exercised	—	(15)	(40)
Overseas profits taxed at different rates	36	292	251
Release of temporary difference relating to intangible assets	(115)	(703)	—
Total tax	(3,524)	(2,496)	(3,762)

* See Note 3 - ‘Changes to accounting policies - Adoption of IFRS 16 'Leases'.’

There are no current tax liabilities as at December 31, 2019 (January 31, 2019: £nil; January 31, 2018: £nil).

Tax relief for qualifying research and development expenditure relates to U.K. research and development tax credits claimed through the small or medium-sized enterprise scheme ('SME') under the Finance Act 2015.

The Finance (No 2) Act 2015, which provides for reductions in the main rate of corporation tax from 20% to 19% effective from April 1, 2017, and to 18% effective from April 1, 2020, was substantively enacted on October 26, 2015. Subsequently, the Finance Act 2016, which provides for a further reduction in the main rate of corporation tax to 17% effective from April 1, 2020, was substantively enacted on September 6, 2016. These rate reductions have been reflected in the calculation of deferred tax at the year end date. In the Spring Budget 2020, the Government announced that from April 1, 2020, the corporation tax rate would remain at 19% (rather than reducing to 17%, as previously enacted). This new law was substantively enacted on March 17, 2020. As the proposal to keep the rate at 19% had not been substantively enacted at the balance sheet date, its effects are not included in these financial statements. However, it is likely that the overall effect of the
12. Income tax (continued)

change, had it been substantively enacted by the balance sheet date, would be to increase the unprovided deferred tax asset by £1.8 million.

The closing deferred tax liability at December 31, 2019, has been calculated at 17% reflecting the tax rate at which the deferred tax liability is expected to be reversed in future periods. Unrecognized deferred tax has been calculated at 17% reflecting the latest enacted rate. In respect of unrecognized deferred tax on losses, the new loss restriction rules effective from April 1, 2017, limit the amount of brought forward losses available to use against future taxable profits on a year by year basis to the extent that taxable profits exceed £5.0 million in each year. However, the losses will not lapse and therefore, the full amount will be relieved over time provided there are sufficient profits against which the losses can be utilized.
Please see Note 25 ‘Deferred tax liability’ for information on the unrecognized tax losses carried forward.